SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 _____________

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 19, 2002



                                MORGAN STANLEY
            (Exact name of registrant as specified in its charter)


          Delaware                          1-11758                         36-3145972
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
         incorporation)                                                      Number)
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                    1585 Broadway, New York, New York 10036
         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code: (212) 761-4000


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.    Other Events

        On December 19, 2002, Morgan Stanley (the "Company") reached an agreement in principle with the United States Securities and Exchange
Commission (the "SEC"), the New York State Attorney General's Office, the New
York Stock Exchange, the National Association of Securities Dealers and the
North American Securities Administrators Association (on behalf of state securities regulators) to resolve their investigations relating to research analysts' conflicts of interest. Pursuant to the agreement in principle, the Company, without admitting or denying the allegations, agreed, among other things, (i) to pay $50 million in retrospective relief (with at least half not to be characterized as penalty) and (ii) to adopt internal structural and operational practices that will further enhance the steps it has already taken to ensure research analyst integrity and promote investor confidence. In addition, the Company has agreed to provide independent third-party research to clients and to pay $75 million over five years to fund such research (such amount based on the combined size of the Company's retail brokerage and investment banking businesses). In connection with the agreement, the Company also agreed in principle to adopt restrictions on the allocation of shares in initial public offerings to certain corporate executives and directors. Terms of the final settlement are subject to approval by the SEC and state regulatory authorities.

                                     * * *

        The information above may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially.
For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of
Operations" and "Competition and Regulation" under each of "Securities,"
"Investment Management" and "Credit Services" in Part I, Item 1 in the
Company's 2001 Annual Report on Form 10-K and "Management's Discussion and
Analysis of Financial Condition and Results of Operations" in the Company's
Quarterly Reports on Form 10-Q for fiscal 2002.





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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       MORGAN STANLEY
                                       ----------------------------
                                       (Registrant)


                                       By: /s/ Martin M. Cohen
                                           ------------------------
                                           Name:  Martin M. Cohen
                                           Title: Assistant Secretary



Date:  December 24, 2002